Filed Pursuant to 497(a)

File No. 333-204582

Rule 482ad

Capitala Finance Corp. Announces Pricing of $50 Million of 5.75% Convertible Notes Due 2022

CHARLOTTE, NC – 5/23/2017 – Capitala Finance Corp. (NasdaqGS: CPTA) (the “Company”) today announced the pricing of $50 million in aggregate principal amount of unsecured 5.75% convertible notes due 2022 (the “Notes”).

The offering is expected to close on May 26, 2017, subject to customary closing conditions. The Company has granted the underwriters an option to purchase up to an additional $7.5 million in aggregate principal amount of Notes.

The Notes will be convertible into shares of the Company’s common stock based on an initial conversion rate of 1.5913 shares of the Company’s common stock per $25 principal amount of Notes, which is equivalent to an initial conversion price of approximately $15.71 per share of common stock, representing a 14% conversion premium over the last reported sale price of the Company’s common stock on May 23, 2017 which was $13.78 per share.

The Notes are expected to be listed on the NASDAQ Capital Market and to trade thereon within 30 days of the original issue date. The Notes will mature on May 31, 2022, unless previously converted or repurchased in accordance with their terms. Interest on the Notes will be payable on February 28, May 31, August 31 and November 30 of each year, beginning on August 31, 2017.  The Notes will be general unsecured obligations of the Company and will rank equally in right of payment with the Company’s outstanding and future unsecured unsubordinated debt.

The Company expects to use a portion of the net proceeds from this offering, together with the net proceeds from the offering of the Company’s 6.00% fixed-rate notes due 2022 that was completed on May 16, 2017 (the “2022 Notes”), to redeem all of the outstanding indebtedness under its 7.125% fixed-rate notes due 2021 (the “2014 Notes”), which currently have an aggregate principal amount of approximately $113.4 million, plus accrued interest. Any net proceeds from this offering, together with the net proceeds from the offering of the 2022 Notes, in excess of the outstanding indebtedness of the 2014 Notes will be used to repay borrowings under the Company’s senior secured revolving credit agreement.

Keefe, Bruyette & Woods, A Stifel Company, is serving as the sole book-running manager. BB&T Capital Markets, a division of BB&T Securities, LLC, Janney Montgomery Scott LLC and Seaport Global Securities LLC are serving as co-managers.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained, when available, from any of the following investment banks: Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, Fourth Floor, New York, NY 10019 (telephone number 1-800-966-1559). The preliminary prospectus supplement, dated May 22, 2017, and accompanying prospectus, dated May 1, 2017, each of which has been filed with the Securities and Exchange Commission, contain a description of these matters and other important information about the Company and should be read carefully before investing. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing.

About Capitala Finance Corp.

Capitala Finance Corp. is a business development company that invests primarily in first and second liens, subordinated debt and, to a lesser extent, equity securities issued by lower and traditional middle-market companies. The Company is managed by Capitala Investment Advisors, LLC.

Forward Looking Statements

This press release contains forward-looking statements subject to the inherent uncertainties in predicting future results and conditions, including statements with regard to the Company’s securities offering and the anticipated use of the net proceeds of the offering. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. Certain factors could cause actual results and conditions to differ materially from those projected in these forward-looking statements. These factors are identified from time to time in our filings with the Securities and Exchange Commission. We undertake no obligation to update such statements to reflect subsequent events, except as may be required by law.

Contact:

Capitala Finance Corp.

Stephen Arnall, Chief Financial Officer

704-376-5502

sarnall@capitalagroup.com